UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 5, 2008

                                 Dillard's, Inc.
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
            --------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                  1-6140                                    71-0388071
------------------------------------------       -------------------------------
        (Commission File Number)                         (I.R.S. Employer
                                                        Identification No.)

           1600 Cantrell Road
          Little Rock, Arkansas                              72201
------------------------------------------       -------------------------------
 (Address of Principal Executive Offices)                  (Zip Code)

                                 (501) 376-5200
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.
             ------------------------

             On June 5, 2008, the owners of Rivercenter mall in San Antonio, Texas announced the acquisition of the historic Joske's building from Dillard's, Inc. Dillard's will be closing its Rivercenter store there in August of 2008. A copy of the press release is provided.

Item 9.01    Financial Statements and Exhibits.
             ---------------------------------

       99    Press Release dated June 5, 2008



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                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DILLARD'S, INC.



DATED: June 5, 2008              By:     /s/ James I. Freeman
       ------------                  -------------------------------------------
                                 Name:   James I. Freeman
                                 Title:  Senior Vice President & Chief Financial
                                         Officer



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                                  EXHIBIT INDEX

Exhibit No.              Description
-----------              -----------

    99          Press Release dated June 5, 2008